Kayne Anderson
                                     Mutual Funds

TABLE OF CONTENTS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS................................................         2

INVESTMENT ADVISER COMMENTS AND PORTFOLIOS OF INVESTMENTS
         Rising Dividends Fund........................................         3
         Small-Mid Cap Rising Dividends Fund..........................         9
         International Rising Dividends Fund..........................        15
         Intermediate Total Return Bond Fund..........................        21
         Intermediate Tax-Free Bond Fund..............................        25

STATEMENTS OF ASSETS AND LIABILITIES..................................        30

STATEMENTS OF OPERATIONS..............................................        32

STATEMENTS OF CHANGES IN NET ASSETS...................................        34

FINANCIAL HIGHLIGHTS..................................................        36

NOTES TO FINANCIAL STATEMENTS.........................................        38

Dear Shareholder:

      Once again we are pleased to express our appreciation for your investment in the Kayne Anderson Mutual Funds. If you are new to the Kayne Anderson family of investors, we welcome you.

      This annual report contains financial statements for each of the Funds for the period ended December 31, 1997. In addition, there are portfolio manager comments on the individual Funds which state the goals and objectives of each Fund, and the portfolio manager's 1997 commentary and outlook. We hope that you will find these comments interesting and timely.

      As investment advisors, we have managed private accounts for both equity and fixed-income investors for many years. We are delighted to be able to offer these Mutual Funds for our clients so that diversification among asset classes can be readily accomplished. Through these Funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

      We thank you again for your investment in the Kayne Anderson family of No-Load Mutual Funds. We at Kayne Anderson are committed to assisting shareholders with the realization of their financial goals. As always, we welcome your questions and comments.

Sincerely,


     /s/ Richard A. Kayne                        /s/ Allan M. Rudnick

     Richard A. Kayne,                           Allan M. Rudnick
     Chairman                                    President
2

                      Kayne Anderson Rising Dividends Fund
                      ------------------------------------


Objective:
---------

      The investment goals of the Rising Dividends Fund are to own high-quality growth stocks which have relatively low debt, which keep pace in rising stock markets, outperform during weak stock markets, and provide rising dividend income. We adhere to a disciplined investment approach that allows us to pursue above-average growth with generally lower volatility than the general market.

      The stocks we own are high-quality growth companies that are industry leaders. Many of them could be characterized as "visionary companies" with well-defined core ideologies that drive their organization. These ideologies keep management and employees focused, and product development and corporate growth on track. If we conclude that the company is not maintaining its focus, we will sell the stock.

Commentary:
----------

      The last six months of 1997 was a time of increased volatility in global equity markets. U.S. fixed-income markets performed well, as the interest rate on the 30-year bellwether treasury bond yielded 5.87%--the lowest level since October 1993. U.S. stocks reacted positively to this news, as well as to the nation's status as the "safe haven" for global investing. In addition, U.S. corporate profits continued to advance in line with recent forecasts.

      At the end of the year the fund was most heavily weighted in the technology and consumer staples sectors. We feel that the fund is well positioned in the technology sector to benefit from global trends. In the fourth quarter of 1997, both Intel and Linear Technology were added to the portfolio. After visiting Intel, we believe in the company's continued ability to lead the computer chip industry in design capabilities and process technology. Regarding Linear Technology, we like the fact that by focusing on proprietary high performance analog semiconductors products that are designed into various manufacturer's products, the company is able to produce industry-leading profit margins, returns on capital, and free cash flow from a debt free balance sheet.

      In the consumer staples sector the fund continues to hold positions in companies such as Coca-Cola and Gillette. Another major holding in the portfolio is CPC International, which became Bestfoods at the beginning of 1998 when it spun off its corn refining business to shareholders. The packaged foods business, owning brands such as Knorr, Best Foods, Hellman's, and Entenmann's was renamed Bestfoods.

      The financial sector continues to be one of the best performing sectors in the fund. This sector includes banks, money managers and insurance companies, all of which performed well in 1997. Financial services companies such as State Street and Franklin Resources benefited from the structural redirection of savings into mutual funds.

Outlook:
-------

      The questions we are most often asked at this time are: "Will the Asian economic crisis affect our economy significantly so as to cause U.S. corporate earnings to suffer materially? And, further, "Will the U.S. stock market in general catch "the Asian Flu" and have a major decline in the coming months?"

      To understand the answer, we would highlight two key fundamental economic trends that we believe are still very much in force and which argue in favor of continued positive stock and bond markets in 1998. The Consumer

Price Index (CPI), a proxy for inflation, has been steadily declining since 1991. We attribute this to three basic causes. First, the Federal Reserve Board has been very diligent in allowing the money supply to grow only enough to support moderate growth with little inflation. Second, the significant advances in communication and technology have provided dramatic improvements in labor productivity. Third, the globalization of production ensures that products are sourced from the lowest cost plant locations, helping to keep a lid on consumer prices. As long as inflation is under control, interest rates will be in a positive trend, and bonds and stocks will have favorable underpinnings.

      The other key statistic is Manufacturers' New Orders. This consistently positive growth rate stands in stark contrast to the negative or, at best, extremely cyclical trends of other major established economies. The U.S. economy is the stalwart juggernaut that plows forward. Investors around the world have come to realize that the U.S. alone stands out for stability, consistency and dependability--hence, its "safe haven" status.

      The Asian crisis  could cause a slight  reduction  in  Manufacturers'  New
Orders.   But,   whereas  18.2%  of  Japan's  trade  is  conducted   with  newly
industrializing nations in Asia, only 11.3% of U.S. trade falls into this category. Therefore, even a 20% loss in trade with those countries should affect only approximately 2% of our total trade. Indeed, an updated International Monetary Fund (IMF) report, published in the first week of December 1997, said that "the Asian turmoil will have little effect on the U.S., Canada and Western Europe. Buoyant domestic demand in those nations outweighs the negative effects of diminished trade and investment in Asia." The IMF prediction for the U.S. is in line with comments by Federal Reserve Chairman, Alan Greenspan, who said that the effect of the Asian crisis on the U.S. would be "modest."

      Based on conversations with companies across the globe, our outlook for the U.S. economy in 1998 is for another year of moderate growth and mild inflation. Continued job creation will add upward pressure on wages, but prices of many goods will be flat or down in response to excess global capacity and slow growth in global demand. Given this fundamental outlook, we would expect
U.S. equities to continue to respond positively. However, as we have been writing over the past year or two, we would not be surprised to see a 10% or more correction in U.S. stock prices at any given time. This would create a "buying opportunity" in some of the superbly managed, high-quality growth companies in our universe of rising dividend, low-debt companies. We continue to focus our research efforts on these companies that have excellent management teams which are gaining market share, have proven franchises in their individual industries and where we have conviction that the companies are undervalued relative to their expected growth rates in the 1998-99 time-frame.

      We thank you for your support and welcome any questions or comments on the information in this report.
4

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON RISING DIVIDENDS FUND AND THE S&P 500
                                     INDEX.

Average Annual Total Return
One Year    Since Inception
 30.99%          26.71%

                       Kayne Anderson
                      Rising Dividends         S & P 500
                            Fund                 Index
                      ----------------         ---------

01 May 95                 $10,000               $10,000
30 Jun 95                  10,394                10,641
30 Sep 95                  11,089                11,487
31 Dec 95                  12,065                12,180
31 Mar 96                  12,810                12,834
30 Jun 96                  13,249                13,410
30 Sep 96                  13,689                13,824
31 Dec 96                  14,368                14,977
31 Mar 97                  14,719                15,378
30 Jun 97                  17,137                18,059
30 Sep 97                  17,879                19,411
31 Dec 97                  18,821                19,969


Past performance is not predictive of future performance.

                      Kayne Anderson Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997
--------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 105.0%                                                  Market Value
--------------------------------------------------------------------------------------------------------
                     Basic Materials / Chemicals: 6.8%
      23,470         Du Pont (E.I.) de Nemours.....................................          $ 1,409,667
      17,280         PPG Industries, Inc...........................................              987,120
                                                                                             -----------
                                                                                               2,396,787
                                                                                             -----------
                     Capital Goods / Electrical Equipment: 9.8%
      12,200         Emerson Electric Company......................................              688,537
      12,000         General Electric Company......................................              880,500
      13,260         Minnesota Mining & Manufacturing Company......................            1,088,149
       8,350         W.W. Grainger Corporation.....................................              811,516
                                                                                             -----------
                                                                                               3,468,702
                                                                                             -----------
                     Communication Services / Telecommunications: 1.8%
       9,150         Intel Corporation.............................................              642,787
                                                                                             -----------

                     Consumer Cyclical / Entertainment & Leisure: 2.5%
       9,000         The Walt Disney Company.......................................              891,563
                                                                                             -----------

                     Consumer Cyclical / Publishing & Broadcasting: 2.8%
      15,940         Gannett Company, Inc..........................................              985,291
                                                                                             -----------

                     Consumer Cyclical / Restaurants: 4.5%
      33,460         McDonald's Corporation........................................            1,597,715
                                                                                             -----------

                     Consumer Cyclical / Services: 2.4%
      22,080         Cintas Corporation............................................              861,120
                                                                                             -----------

                     Consumer Staples / Beverages: 4.7%
      12,040         Coca-Cola Company.............................................              802,165
      11,500         Nestle S.A. ADR...............................................              862,962
                                                                                             -----------
                                                                                               1,665,127
                                                                                             -----------
                     Consumer Staples / Consumer Products: 8.7%
       8,370         Gillette Company..............................................              840,662
      29,260         Kimberly-Clark Corporation....................................            1,442,884
      10,000         Procter & Gamble Company......................................              798,125
                                                                                             -----------
                                                                                               3,081,671
                                                                                             -----------
6

                      Kayne Anderson Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997, Continued
------------------------------------------------------------------------------------------------------
      Shares                                                                              Market Value
------------------------------------------------------------------------------------------------------
                     Consumer Staples / Foods: 5.2%
       8,190         CPC International, Inc........................................          $ 882,473
      12,000         Wm. Wrigley, Jr., Company.....................................            954,750
                                                                                             ---------
                                                                                             1,837,223
                                                                                             ---------
                     Energy / Gas: 7.2%
      12,000         Exxon Corporation.............................................            734,250
      16,220         Mobil Corporation.............................................          1,170,881
      11,640         Royal Dutch Petroleum Corporation.............................            630,742
                                                                                             ---------
                                                                                             2,535,873
                                                                                             ---------
                     Financial / Banking: 5.2%
      10,500         Fifth Third Bancorp...........................................            858,375
      25,000         Norwest Corporation...........................................            965,625
                                                                                             ---------
                                                                                             1,824,000
                                                                                             ---------
                     Financial / Financial Services: 8.5%
      25,060         Equifax, Inc..................................................            888,064
      12,120         Franklin Resources, Inc.......................................          1,053,682
      18,000         State Street Boston Corporation...............................          1,047,375
                                                                                             ---------
                                                                                             2,989,121
                                                                                             ---------
                     Financial / Insurance: 4.5%
       3,850         General Re Corporation........................................            816,200
      10,300         Marsh & McLennan Cos., Inc....................................            767,994
                                                                                             ---------
                                                                                             1,584,194
                                                                                             ---------
                     Health Care / Drugs & Hospital Supplies: 13.4%
       9,350         Abbott Laboratories...........................................            613,009
           1         Astra AB-ADR, Class A.........................................                 17
      27,120         Johnson & Johnson.............................................          1,786,530
      19,100         Medtronic, Inc................................................            999,169
      12,410         Merck & Company, Inc..........................................          1,318,563
                                                                                             ---------
                                                                                             4,717,288
                                                                                             ---------
                     Technology / Computers & Office Equipment: 4.1%
      12,100         Hewlett-Packard Company.......................................            756,250
      12,020         Linear Technology Corporation.................................            692,652
                                                                                             ---------
                                                                                             1,448,902
                                                                                             ---------

                      Kayne Anderson Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997, Continued
--------------------------------------------------------------------------------------------------------
      Shares                                                                                Market Value
--------------------------------------------------------------------------------------------------------
                     Technology / Data Services: 8.6%
      19,920         Automatic Data Processing, Inc................................          $ 1,222,590
      24,990         Electronic Data Systems Corporation...........................            1,097,998
      10,510         Reuters Holdings PLC, ADR.....................................              696,288
                                                                                             -----------
                                                                                               3,016,876
                                                                                             -----------
                     Technology / Telecommunications Equipment: 4.3%
      26,410         Motorola, Inc.................................................            1,507,021
                                                                                             -----------

                     Total Common Stocks (cost $25,178,750)........................           37,051,261
                                                                                             -----------

                     Total Investments in Securities (cost $25,178,750+): 105.0%...           37,051,261
                     Liabilities less Other Assets: (5.0%).........................           (1,768,737)
                                                                                             -----------
                     Net Assets: 100.0% ...........................................          $35,282,524
                                                                                             ===========

+ Cost for Federal income tax purposes is $25,180,898.

           Net unrealized appreciation consists of:
                     Gross unrealized appreciation.................................          $12,110,959
                     Gross unrealized depreciation.................................             (240,596)
                                                                                             -----------
                           Net unrealized appreciation.............................          $11,870,363
                                                                                             ===========

See accompanying Notes to Financial Statements.
8

               Kayne Anderson Small-Mid Cap Rising Dividends Fund
               --------------------------------------------------

Objective:
---------

The objective of the Small-Mid Cap Rising Dividends Fund is long-term capital appreciation. The Fund seeks to achieve this objective by:

      o Building a diversified portfolio of the next generation of high quality "blue chip" companies.

      o Seeking returns typical of small and mid sized stocks, but with no more risk than the S&P 500 Index of large stocks.

      In summary, we strive to buy stock in high quality companies at discount prices in order to allow clients to participate in the strong growth of small and mid sized companies while assuming less financial and stock market risk.

      Our commitment to these objectives is demonstrated by the following table:

--------------------------------------------------------------------------------------------
                                           Small-Mid Cap   Russell 2500
                                         Rising Dividends     Index
                                              Fund

                                          Quality
--------------------------------------------------------------------------------------------
Return on Equity - Past 5 Years               23.2%           14.1%      More Profitable
Long - Term Debt / Total Capital              26.8%           41.1%      Less Financial Risk
--------------------------------------------------------------------------------------------
                                           Growth
--------------------------------------------------------------------------------------------
Earnings Per Share Growth - Past 5 Years      20.1%           14.6%      Faster Growth
Dividend Per Share Growth - Past 5 Years      20.1%            7.8%      Faster Growth
--------------------------------------------------------------------------------------------
                                           Value
--------------------------------------------------------------------------------------------
Price / Earnings Ratio - Latest 12 Months     21.1            23.9       Better Value
Dividend Yield                                1.2%            1.4%       Comparable Income
--------------------------------------------------------------------------------------------
                                   Market Characteristics
--------------------------------------------------------------------------------------------
Average Stock Market Capitalization       $  1,520        $  1,630       Comparable Size
Standard Deviation - Since Inception         12.7%           13.6%       Less Market Risk
--------------------------------------------------------------------------------------------
Note: As of December 31, 1997.  Data is obtained  from the Frank Russell  Company and Zephyr
Style Advisor and is assumed to be reliable. S&P 500 standard deviation is 16.0%.
--------------------------------------------------------------------------------------------

Commentary:
----------

      Stocks of small and mid sized companies, as measured by the Russell 2500 Index, trailed large stocks, as measured by the S&P 500 Index in 1997. In light of the turmoil in Southeast Asian economies and currencies that erupted in the second half of 1997, we are surprised by the lagging performance. Small stocks, as an asset class, generally have less exposure to foreign economies than large stocks. We would normally expect their performance to benefit when the domestic economy is strong and foreign economies are suffering as is currently the case.

Small-Mid Cap Rising Dividends Fund         Russell 2500 Index
-----------------------------------         ------------------

Basic Materials                  10%        Basic Materials                10%
Capital Goods                    17%        Capital Goods                   8%
Consumer Cyclicals                4%        Consumer Cyclicals             16%
Consumer Staples                  8%        Consumer Staples                3%
Energy                            5%        Energy                          7%
Financial                        23%        Financial                      22%
Healthcare                       10%        Healthcare                      9%
Technology                       15%        Technology                     12%
Transportation                    2%        Transportation                  4%
Utilities                         5%        Utilities                       9%
Cash                              1%        Cash                            0%


      The above charts show that: 1) the Fund is nearly fully invested and 2) compared to the Russell 2500 Index, the Fund is over-weighted in Capital Goods and under-weighted in Consumer Cyclicals. The over-weighting and under-weighting are driven by value and are tactical rather than structural. As a result of the turmoil in Southeast Asian economies, the stocks of fine Capital Goods companies such as Diebold, Federal Signal, Nordson, and Wireless Telecom have been marked down out of concern for their business in that part of the world. These particular Capital Goods companies have relatively modest exposure to Asia. We believe investors have over-reacted to the potential earnings impact. The Consumer Cyclical sector has been under-weighted to provide funds for these positions.

Outlook:
-------

      1997 was the 4th consecutive year of lagging stock performance for small and mid sized companies compared to large companies. This multi-year period of lagging performance has created compelling value in the group. The value can be seen in the following 10 year chart of relative price/earnings ratio for the stocks comprising the Kayne Anderson Small-Mid Cap Rising Dividends Fund. That is, the price/earnings ratio of our current portfolio divided by the price/earnings ratio of the S&P 500 Index of large stocks. Compelling value on its own is not enough to create leading performance. If, however, the overseas economic and currency turmoil continues, small companies with domestic orientation and strong profitability from consistently growing, low debt businesses should benefit economically. And the combination of compelling value and improving economics can create leading performance. These characteristics are common to our portfolio of Small-Mid Cap Rising Dividends companies.
10

                        Relative Price / Earnings Ratio

                            1/88            138.28%
                            1/89            143.14%
                            1/90            122.00%
                            1/91            120.00%
                            1/92            112.00%
                            1/93            102.00%
                            1/94             96.52%
                            1/95            120.62%
                            1/96            109.68%
                            1/97            102.98%
                            1/98            100.17%

      Price/earnings ratio for the stocks currently in the Small-Mid Cap Rising Dividends Fund divided by the price/earnings ratio of the Standard & Poors 500 Index. Source: CompuStat

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON SMALL-MID CAP RISING DIVIDENDS FUND
                          AND THE RUSSELL 2500 INDEX.

Average Annual Total Return
One Year    Since Inception
 19.46%          19.78%

                      Kayne Anderson
                      Small-Mid Cap
                     Rising Dividends       Russell 2500
                           Fund                 Index
                     ----------------       ------------

18 Oct 96                $10,000               $10,000
31 Dec 96                 10,400                10,627
31 Mar 97                 10,127                10,271
30 Jun 97                 11,387                11,823
30 Sep 97                 12,854                13,520
31 Dec 97                 12,424                13,215


Past performance is not predictive of future performance.

               Kayne Anderson Small-Mid Cap Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997
--------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 99.0%                                                   Market Value
--------------------------------------------------------------------------------------------------------
                     Basic Materials / Packaging: 9.6%
       6,639         Bemis Company.................................................            $ 292,531
       8,246         Liqui-Box Corporation.........................................              331,902
                                                                                               ---------
                                                                                                 624,433
                                                                                               ---------
                     Basic Materials / Specialty Chemicals: 0.1%
         576         Hach Company, Class A.........................................                5,400
                                                                                               ---------

                     Capital Goods / Electronic Equipment: 9.1%
       6,356         Diebold, Inc..................................................              321,773
      43,162         Wireless Telecommunications Group, Inc........................              267,065
                                                                                               ---------
                                                                                                 588,838
                                                                                               ---------
                     Capital Goods / Machinery Equipment: 3.5%
       4,947         Nordson Corporation...........................................              226,944
                                                                                               ---------

                     Capital Goods / Miscellaneous: 4.6%
      13,786         Federal Signal Corporation....................................              298,122
                                                                                               ---------

                     Consumer Cyclical / Services: 4.1%
       6,906         Cintas Corporation............................................              269,334
                                                                                               ---------

                     Consumer Staples / Food: 4.5%
       4,700         Tootsie Roll Industries, Inc..................................              293,806
                                                                                               ---------

                     Consumer Staples / Food Chain: 3.7%
      13,278         Smart & Final, Inc............................................              239,004
                                                                                               ---------

                     Energy / Oil & Gas Production: 5.2%
       8,739         Devon Energy Corporation......................................              336,452
                                                                                               ---------

                     Finance / Banking: 5.8%
       1,971         National Commerce Bancorp.....................................               69,478
       9,785         Washington Federal, Inc.......................................              307,616
                                                                                               ---------
                                                                                                 377,094
                                                                                               ---------

12

               Kayne Anderson Small-Mid Cap Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997, Continued
--------------------------------------------------------------------------------------------------------
      Shares                                                                                Market Value
--------------------------------------------------------------------------------------------------------
                     Finance / Financial Services: 6.8%
       3,990         Eaton Vance Corporation.......................................            $ 150,622
      11,792         United Asset Management Corporation...........................              288,167
                                                                                               ---------
                                                                                                 438,789
                                                                                               ---------
                     Finance / Insurance: 10.2%
       8,351         American Heritage Life Investment Corporation.................              300,636
       1,002         HSB Group, Inc................................................               55,298
      10,306         Mutual Risk Management, Ltd...................................              308,536
                                                                                               ---------
                                                                                                 664,470
                                                                                               ---------
                     Health Care / Drugs & Hospital Supplies: 10.2%
      13,214         Ballard Medical Products......................................              320,439
      16,509         Mylan Labs, Inc...............................................              345,657
                                                                                               ---------
                                                                                                 666,096
                                                                                               ---------
                     Technology / Computer & Office Equipment: 5.0%
      17,470         Reynolds & Reynolds, Inc., Class A............................              322,103
                                                                                               ---------

                     Technology / Semiconductors: 5.1%
       5,743         Linear Technology Corporation.................................              330,940
                                                                                               ---------

                     Technology / Software & Services: 4.7%
      25,088         Timberline Software Corporation...............................              308,902
                                                                                               ---------

                     Transportation / Courier Services: 1.9%
       4,000         Air Express International Corporation.........................              122,000
                                                                                               ---------

                     Utilities / Cable Television: 4.8%
       6,813         TCA Cable TV, Inc.............................................              313,398
                                                                                               ---------

                     Total Common Stocks (cost $6,067,704).........................            6,426,125
                                                                                               ---------

                     Total Investments in Securities (cost $6,067,704+): 99.0%.....            6,426,125
                     Other Assets less Liabilities: 1.0%...........................               67,826
                                                                                               ---------

                     Net Assets: 100.0% ...........................................          $ 6,493,951
                                                                                               =========

               Kayne Anderson Small-Mid Cap Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997, Continued
--------------------------------------------------------------------------------------------------------
                                                                                            Market Value
--------------------------------------------------------------------------------------------------------

+Cost for Federal income tax purposes is the same.

           Net unrealized appreciation consists of:
                     Gross unrealized appreciation.................................            $ 701,698
                     Gross unrealized depreciation.................................             (343,277)
                                                                                               ---------
                           Net unrealized appreciation.............................            $ 358,421
                                                                                               =========

See accompanying Notes to Financial Statements.
14

               Kayne Anderson International Rising Dividends Fund
               --------------------------------------------------

Objective:
---------

      The goal of the International Rising Dividends Fund is to achieve superior long-term results by investing in the best high-quality international companies. We pursue this goal through a focused investment philosophy that is composed of the following five principles: (1) a commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification; and (5) a disciplined investment process. We define quality companies as those possessing a global competitive advantage, management excellence, financial strength and flexibility, a high level of profitability and consistency of earnings. We seek to diversify the fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI EAFE (Europe, Australia, and the Far East) index.

Commentary:
----------

      For the year ended December 31, 1997, the Fund's total return was 16.42%, which compares to the MSCI EAFE index return of only 2.06% and the average return of the International Mutual Funds tracked by Lipper Analytical of 11.57%. The European equity markets, which combined account for 67.2% of the EAFE index, were very strong, increasing an average of 21.6%. The Japanese market, which alone accounts for 25.2% of the EAFE index, declined by 24.2%. In 1997, the U.S. dollar appreciated significantly versus most foreign currencies; it rose 10% against the Yen to 127 Yen/$, 17% against the German Mark to 1.79 DM/$, and 4% against the British Pound to 1.67 $/UK Pound. The strength of the dollar did not prevent investors from achieving good returns on their European investments, as it helped to improve the competitive position of many foreign companies and hence their earnings growth prospects.

      At the end of December 1997, 5.7% of the Fund's assets were invested in short-term money market instruments. In addition, the four largest countries represented in the Fund were the United Kingdom (27.0%), France (13.5%),
Switzerland (10.4%), and the Netherlands (10.2%). During the year the Fund's exposure to Japan remained limited at less than 10% of total assets. Far from hurting the Fund's performance, this very selective allocation to Japan actually had a positive contribution to annual performance.

      The country allocation of the Fund at December 31, 1997 was:

                         Spain                    5.5%
                         UK                      27.0%
                         Sweden                   3.8%
                         France                  13.5%
                         Japan                    6.8%
                         Switzerland             10.4%
                         Netherlands             10.2%
                         Hong Kong                8.0%
                         Malaysia                 1.4%
                         Australia                3.2%
                         Finland                  4.5%
                         Cash                     5.7%


      The main event of 1997 was the currency turmoil that erupted in many Southeast Asian countries in July, triggering a general sell-off in emerging markets and market corrections in most developed markets. We are not underestimating the short-term impact of the Asian crisis; however, we believe that the long-term consequences will be minimal. The Fund showed good resilience in the face of recent market weaknesses. We note that as a rule, the Fund's exposure to emerging markets is achieved almost exclusively through its multinational companies' operations in the newly industrialized regions of the world. We have found that the great majority of the managers in these companies consider the crisis in Asia to be an opportunity to strengthen their market positions in the region for the long-term.

Outlook:
-------

      We strongly believe that the best time to invest internationally is when short-term uncertainty creates long-term doubt. The 1997 Asian crisis is offering investors precisely that kind of opportunity. We maintain that the long-term prospects for international equities are excellent. Many of the best-managed foreign companies are restructuring their operations, increasing their focus on their core businesses, and adopting shareholder-friendly attitudes, in a process that American companies began ten or fifteen years ago. This is a powerful positive trend that we believe will continue to develop over the next five to ten years as the market recognizes the greater value of the stocks of these proactive companies.

      Our conservative and disciplined investment approach should provide investors with the necessary comfort to remain committed to the international equity asset class for the long-term.
16

                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON INTERNATIONAL
              RISING DIVIDENDS FUND AND THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA AND FAR EAST INDEX.

Average Annual Total Return
One Year    Since Inception
 16.42%          15.89%

                       Kayne Anderson             Morgan Stanley
                       International           Capital International
                      Rising Dividends         Europe, Australia and
                            Fund                  Far East Index
                      ----------------         ---------------------
18 Oct 96                 $10,000                    $10,000
31 Dec 96                  10,256                     10,269
31 Mar 97                  10,604                     10,116
30 Jun 97                  11,949                     11,436
30 Sep 97                  12,306                     11,363
31 Dec 97                  11,940                     10,480


Past performance is not predictive of future performance.

               Kayne Anderson International Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997
--------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 94.3%                                                   Market Value
--------------------------------------------------------------------------------------------------------
                     Australia: 3.2%
      12,000         Broken Hill Proprietary ADR...................................            $ 222,000
                                                                                               ---------

                     Finland: 4.5%
       4,500         Nokia Corporation ADR.........................................              315,000
                                                                                               ---------

                     France: 13.5%
       5,370         AXA S.A. ADR..................................................              209,430
       7,390         Groupe Danone S.A. ADR........................................              264,193
       6,000         Louis Vuitton Moet Hennessey ADR..............................              198,750
       5,000         Total S.A. ADR................................................              277,500
                                                                                               ---------
                                                                                                 949,873
                                                                                               ---------
                     Hong Kong: 8.0%
      56,000         Hong Kong & China Gas Company Ltd. ADR........................              108,405
       1,050         Hong Kong & Shanghai Banking PLC ADR..........................              258,832
       9,526         Hong Kong Telecom, Ltd. ADR...................................              196,474
                                                                                               ---------
                                                                                                 563,711
                                                                                               ---------
                     Japan: 6.8%
       1,000         Kao Corporation ADR...........................................              144,592
      10,600         Nintendo Company Ltd. ADR.....................................              130,439
       1,000         Rohm Company..................................................              101,877
       1,400         Seven Eleven Japan ADR........................................               99,491
                                                                                               ---------
                                                                                                 476,399
                                                                                               ---------
                     Malaysia: 1.4%
      40,000         Genting Berhad ADR............................................              100,192
                                                                                               ---------

                     Netherlands: 10.2%
      10,000         Elsevier N.V. ADR.............................................              322,500
       4,000         Polygram N.V. ADR.............................................              190,750
       3,200         Unilever N.V. ADR.............................................              199,800
                                                                                               ---------
                                                                                                 713,050
                                                                                               ---------
                     Spain: 5.5%
       9,400         Endesa S.A. ADR...............................................              170,963
       5,000         Repsol S.A. ADR...............................................              212,812
                                                                                               ---------
                                                                                                 383,775
                                                                                               ---------

18

               Kayne Anderson International Rising Dividends Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997, Continued
--------------------------------------------------------------------------------------------------------
      Shares                                                                                Market Value
--------------------------------------------------------------------------------------------------------
                     Sweden: 3.8%
      15,400         Astra AB-ADR, Class A.........................................            $ 264,688
                                                                                               ---------

                     Switzerland: 10.4%
       3,400         Nestle S.A. ADR...............................................              255,137
       3,000         Novartis AG ADR...............................................              243,735
       2,300         Roche Holdings, Ltd., ADR.....................................              228,730
                                                                                               ---------
                                                                                                 727,602
                                                                                               ---------
                     United Kingdom: 27.0%
      12,000         BAT Industries PLC ADR........................................              225,000
       7,000         Cable & Wireless PLC ADR......................................              190,312
       9,000         Diageo PLC ADR................................................              340,875
       1,950         Marks and Spencer PLC ADR.....................................              115,314
      15,000         Pearson PLC ADR...............................................              194,979
       4,640         Rentokil Initial PLC ADR......................................              205,371
       2,500         Reuters Holding PLC ADR.......................................              165,625
       3,000         Siebe PLC ADR.................................................              112,545
       9,000         Tomkins PLC ADR...............................................              172,125
       2,400         Vodafone Group PLC ADR........................................              174,000
                                                                                               ---------
                                                                                               1,896,146
                                                                                               ---------
                     Total Common Stocks (cost $6,196,298).........................            6,612,436
                                                                                               ---------

                     Total Investments in Securities (cost $6,196,298+): 94.3%.....            6,612,436
                     Other Assets less Liabilities: 5.7%...........................              399,860
                                                                                               ---------
                     Net Assets: 100.0% ...........................................          $ 7,012,296
                                                                                               =========

+Cost for Federal income tax purposes is the same.

           Net unrealized appreciation consists of:
                     Gross unrealized appreciation.................................            $ 723,103
                     Gross unrealized depreciation.................................             (306,965)
                                                                                               ---------
                           Net unrealized appreciation.............................            $ 416,138
                                                                                               =========

See accompanying Notes to Financial Statements.

               Kayne Anderson International Rising Dividends Fund

PORTFOLIO OF INVESTMENTS BY INDUSTRY at December 31, 1997
--------------------------------------------------------------------------------------------------------
                     Industry                                                                 Percentage
--------------------------------------------------------------------------------------------------------
                     Amusement & Recreation Services............................                    1.4%
                     Audio/Video Home Products..................................                    2.7%
                     Beverages..................................................                   11.2%
                     Books......................................................                    4.6%
                     Cigarettes.................................................                    3.2%
                     Communications Equipment...................................                    4.5%
                     Cosmetics & Personal Care..................................                    2.1%
                     Crude Petroleum & Natural Gas..............................                   10.2%
                     Dolls, Toys, Games & Sports................................                    5.6%
                     Drugs......................................................                   10.5%
                     Electric Services..........................................                    4.0%
                     Electronic Components & Accessories........................                    1.6%
                     Electronic Industrial Apparatus............................                    1.5%
                     Family Clothing Stores.....................................                    1.6%
                     Grocery & Related Products.................................                    2.9%
                     Grocery Stores.............................................                    1.4%
                     Holding Offices............................................                    6.7%
                     Miscellaneous Manufacturing Industries.....................                    2.9%
                     Newspapers.................................................                    2.8%
                     Services Allied with Exchange of Security..................                    2.4%
                     Surgical, Medical, Dental Instruments & Supplies...........                    2.5%
                     Telephone Communications...................................                    8.0%
                                                                                                  ------

                     Total Investments.............................................                94.3%

                     Other Assets less Liabilities.................................                 5.7%
                                                                                                  ------

                     Net Assets....................................................               100.0%
                                                                                                  ======

See accompanying Notes to Financial Statements.
20

               Kayne Anderson Intermediate Total Return Bond Fund
               --------------------------------------------------

Objective:
---------

      The objective of the Intermediate Total Return Bond Fund is to seek maximum total return through current income with capital appreciation as a secondary consideration. The Fund seeks to achieve its objective by investing primarily in high quality, intermediate maturity debt securities. Studies show that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

Commentary:
----------

      During 1997, the fund share's net asset value increased $0.16, from $10.59 to $10.75. After fund expenses, the total-return, principal gain or loss with income, was 7.2% for the Fund and 7.9% for the Lehman Brothers Intermediate Government/Corporate Bond Index.

      As of mid-year, after slightly more than eight months of operations, fund assets were fully invested in intermediate maturity taxable bond securities. By year-end the three largest sectors represented in the Fund were: U.S. Treasury (45%), Finance (17%), and Industrial (17%). The three largest individual credits held in the portfolio were U.S Treasury (45%), Government National Mortgage Association (9%), and Federal National Mortgage Association (4%).

                             SECTOR DIVERSIFICATION
                               DECEMBER 31, 1997

                       U.S. TREASURY                 45%
                       AGENCY                         4%
                       CASH & EQUIVALENTS             5%
                       FINANCE                       17%
                       INDUSTRIAL                    17%
                       ASSET-BACKED                   3%
                       MORTGATE-BACKED                9%

Outlook:
--------

      The Federal Reserve is expected to keep its current policy stance towards the level of interest rates for the near future. Interest rates are expected to continue their long-term decline, although we expect some short-term volatility capable of going against this trend.

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
              IN THE KAYNE ANDERSON INTERMEDIATE TOTAL RETURN BOND
               FUND AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE
                            INTERMEDIATE BOND INDEX.

Average Annual Total Return
One Year    Since Inception
 7.19%           6.27%

                         Kayne Anderson          Lehman Brothers
                          Intermediate             Gov't/Corp.
                          Total Return            Intermediate
                           Bond Fund               Bond Index
                         --------------          ---------------

10/28/96                    $10,000                 $10,000
12/30/96                     10,020                  10,077
03/31/97                      9,948                  10,064
06/30/97                     10,249                  10,403
09/30/97                     10,525                  10,723
12/31/97                     10,741                  10,984


Past performance is not predictive of future performance.
22

               Kayne Anderson Intermediate Total Return Bond Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997
------------------------------------------------------------------------------------------------------
Principal Amount     LONG-TERM DEBT SECURITIES: 95.4%                                     Market Value
------------------------------------------------------------------------------------------------------
                     ASSET-BACKED RECEIVABLES: 3.2%
                     ------------------------------------------------------------
   $ 200,000         WFS Financial Owner Trust, 6.800%, due 12/20/2003...........            $ 202,872
                                                                                             ---------

                     CORPORATE BONDS: 34.2%
                     ------------------------------------------------------------
                     Finance: 17.4%
     200,000         Bear Stearns Co., 6.625%, due 10/01/2004....................              201,060
     200,000         Beneficial Corp., 6.600%, due 9/26/2001.....................              201,940
     200,000         Capital One Bank, 6.730%, due 6/04/1998.....................              200,562
      75,000         Ford Motor Credit Corp., 6.250%, due 11/08/2000.............               75,108
     200,000         General Motors Acceptance Corp., 7.125%, due 5/01/2003......              207,691
     200,000         Household Finance Co., 8.000%, due 8/15/2004................              205,567
                                                                                             ---------
                                                                                             1,091,928
                                                                                             ---------
                     Industrial: 16.8%
     200,000         Allied Signal, Inc., 9.200%, due 2/15/2003..................              225,913
     200,000         Anheuser-Busch Companies, 6.750%, due 11/01/2006............              202,397
     200,000         Coca-Cola Enterprises, 6.375%, due 8/01/2001................              201,640
     200,000         Sears Roebuck Co., 9.450%, due 7/25/2001....................              220,220
     200,000         Walt Disney Company, 6.375%, due 3/30/2001..................              201,906
                                                                                             ---------
                                                                                             1,052,076
                                                                                             ---------

                        Total Corporate Bonds....................................            2,144,004
                                                                                             ---------

                     MORTGAGE-BACKED / PASS-THROUGH SECURITIES: 9.3%
                     ------------------------------------------------------------
                     Government National Mortgage Association (GNMA)
     268,335          8.500%, due 6/15/2026......................................              282,310
     286,494          8.000%, due 11/15/2026.....................................              297,566
                                                                                             ---------
                        Total Mortgage-Backed / Pass-Through Securities..........              579,876
                                                                                             ---------

                     U.S. AGENCY OBLIGATIONS: 4.1%
                     ------------------------------------------------------------
     250,000         Federal National Mortgage Association (FNMA)
                      6.950%, due 11/13/2006.....................................              255,625
                                                                                             ---------

               Kayne Anderson Intermediate Total Return Bond Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997, Continued
------------------------------------------------------------------------------------------------------
Principal Amount     LONG-TERM DEBT SECURITIES                                            Market Value
------------------------------------------------------------------------------------------------------
                     U.S. TREASURY OBLIGATIONS: 44.6%
                     ------------------------------------------------------------
                     U.S. Treasury Notes
   $ 500,000          6.875%, due 8/31/1999......................................            $ 509,531
   1,500,000          6.250%, due 10/31/2001.....................................            1,526,718
     700,000          7.250%, due 8/15/2004......................................              756,875
                                                                                             ---------
                        Total U.S. Treasury Obligations..........................            2,793,124
                                                                                             ---------

                     Total Long-Term Debt Securities (cost $5,906,154)...........            5,975,501
                                                                                             ---------

                     Total Investments in Securities (cost $5,906,154+): 95.4%...            5,975,501
                     Other Assets less Liabilities: 4.6%.........................              285,268
                                                                                             ---------

                     Net Assets: 100.0% .........................................          $ 6,260,789
                                                                                             =========

+Cost for Federal income tax purposes is the same.

           Net unrealized appreciation consists of:
                     Gross unrealized appreciation...............................             $ 69,580
                     Gross unrealized depreciation...............................                 (233)
                                                                                             ---------
                           Net unrealized appreciation...........................             $ 69,347
                                                                                             =========

See accompanying Notes to Financial Statements.
24

                 Kayne Anderson Intermediate Tax-Free Bond Fund
                 ----------------------------------------------

Objective:
---------

      The objective of the Intermediate Tax-Free Bond Fund is to seek current income exempt from federal income tax consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in high quality, intermediate maturity debt securities, interest from which is, exempt from federal income tax. Part of the income from this Fund may also be exempt from state income tax depending on the state of the shareholder's residence. Studies show that intermediate maturity debt securities can, over time, achieve a majority of the return of long-term maturity debt without the associated level of risk.

Commentary:
----------

      During the year, the Fund share's net asset value increased $0.10, from $10.64 to $10.74. After fund expenses, the total-return, principal gain or loss with income, was 4.26% for the Fund and 6.38% for the Lehman Brothers 5-year Municipal Bond Index for the same time period.

      As of mid-year, after slightly more than eight months of operations, fund assets were fully invested in municipal, federally tax-exempt securities. By year-end, the Fund was invested among eight different sectors within the municipal bond market. The three largest sectors represented in the Fund were:
General Obligation (34%), Electric Utility (16%), and Transportation (13%). The Fund was also invested in municipalities that are located in fourteen different states and territories. The 3 largest states represented in the Fund were:
California (36%), New York (12%), and Washington (8%).


                             SECTOR DIVERSIFICATION
                               DECEMBER 31, 1997

                    GENERAL OBLIGATION                 34%
                    ELECTRIC                           16%
                    HOSPITAL                           10%
                    HOUSING                             4%
                    INDUSTRIAL DEVELOPMENT              3%
                    TRANSPORTATION                     13%
                    EDUCATION                           4%
                    PREREFUNDED                        11%
                    CASH & EQUIVALENTS                  5%

Outlook:
-------

      We believe that municipal bonds should continue to perform well relative to most taxable bond sectors, while the Federal Reserve is expected to keep its current interest rate policy for the near future. We will seek to lengthen the average maturity of the Fund as opportunities in the market arise.

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE KAYNE ANDERSON INTERMEDIATE TAX-FREE BOND FUND AND
              THE LEHMAN BROTHERS FIVE YEAR MUNICIPAL BOND INDEX.

                        Kayne Anderson       Lehman Brothers
                         Intermediate           Five Year
                        Tax-Free Bond           Municipal
                            Fund                Bond Index
                        --------------       ---------------

10/18/96                   $10,000               $10,000
12/31/96                    10,002                10,240
03/31/97                     9,989                10,234
06/30/97                    10,160                10,772
09/30/97                    10,306                11,252
12/31/97                    10,428                11,642


Past performance is not predictive of future performance.
26

                 Kayne Anderson Intermediate Tax-Free Bond Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997
--------------------------------------------------------------------------------------------------------
Principal Amount     LONG-TERM MUNICIPAL DEBT: 94.7%                                        Market Value
--------------------------------------------------------------------------------------------------------
                     Education: 3.5%
    $205,000         Maricopa County, Arizona School District Series E, 5.550%,
                      dated 6/1/1993, due 7/1/2004.....................................        $ 209,100
                                                                                               ---------

                     Electric: 15.9%
     200,000         Colorado Springs Utilities, 6.750%, dated 4/15/1991,
                      due 11/15/2005...................................................          219,250
     100,000         Hillsborough, Florida Utilities, 7.000%, dated 9/1/1991,
                      due 8/1/2114.....................................................          111,080
     200,000         Puerto Rico Electric Power Authority, 6.000%, dated 8/15/1995,
                      due 7/1/2000.....................................................          210,250
     200,000         Piedmont Municipal Power Agency, 6.550%, dated 9/1/1996,
                      due 1/1/2016.....................................................          201,514
     200,000         Tacoma Washington Electric System Revenue, 5.900%,
                      dated 9/1/1992, due 1/1/2005.....................................          213,750
                                                                                               ---------
                                                                                                 955,844
                                                                                               ---------
                     General Obligation: 34.2%
     200,000         California State, 5.900%, dated 2/1/1991, due 2/1/2000............          207,250
     250,000         California State, 5.375%, dated 3/1/1994, due 3/1/2006............          265,000
     200,000         California State Veterans Bond, 6.375%, dated 3/1/1995,
                      due 2/1/2027.....................................................          204,152
     200,000         Hawaii State, 5.250%, dated 3/1/1997, due 3/1/2000................          205,000
     100,000         Los Angeles County, California Certificates of Participation,
                      5.800%, dated 11/1/1991, due 11/1/1998...........................          101,673
     100,000         Los Angeles, California State Building Authority, 5.300%,
                      dated 12/1/1995, due 5/1/2001....................................          103,750
     250,000         Maryland State, 4.750%, dated 8/1/1997, due 8/1/2002..............          256,875
     250,000         Massachusetts State, 5.000%, dated 8/1/1997, due 8/1/2000.........          255,938
     200,000         New York, New York, 5.000%, dated 7/28/1994, due 8/1/1998.........          201,480
     250,000         Washoe County, Nevada, 6.750%, dated 3/15/1991,
                      due 3/15/2000....................................................          258,290
                                                                                               ---------
                                                                                               2,059,408
                                                                                               ---------

                 Kayne Anderson Intermediate Tax-Free Bond Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997, Continued
--------------------------------------------------------------------------------------------------------
Principal Amount                                                                            Market Value
--------------------------------------------------------------------------------------------------------
                     Hospital: 10.3%
    $200,000         California Health Facility Financing Authority, 6.750%,
                      dated 10/1/1989, due 10/1/2019...................................        $ 211,750
     200,000         Dade County Health Facilities Authority, 6.600%, dated 3/1/1987,
                      due 8/15/2002....................................................          204,518
     200,000         New York Dormitory, 5.000%, dated 3/1/1997, due 8/15/2000.........          204,000
                                                                                               ---------
                                                                                                 620,268
                                                                                               ---------
                     Housing: 3.5%
     200,000         New York Urban Development, 6.000%, dated 1/1/1995,
                      due 1/1/2001.....................................................          209,750
                                                                                               ---------

                     IDR / PCR: 3.4%
     200,000         Matagorda County Navigation District, Texas, 7.700%,
                       dated 2/1/1989, due 2/1/2019....................................          204,466
                                                                                               ---------

                     Prerefunded: 10.9%
     220,000         California State Franchise Tax, 6.900%, dated 7/1/1989,
                      due 10/1/2006....................................................          234,850
     150,000         Los Angeles Convention & Exhibit Center, 9.000%,
                      dated 12/1/1985, due 12/1/2020...................................          196,875
     200,000         Washington Public Power Supply Systems, 7.625%,
                      dated 10/15/1990, due 7/1/2010...................................          223,250
                                                                                               ---------
                                                                                                 654,975
                                                                                               ---------
                     Transportation: 13.0%
     250,000         Albuquerque, New Mexico Airport, 6.500%, dated 4/15/1989,
                      due 7/1/2019.....................................................          253,082
     200,000         Los Angeles, California Harbor Department Revenue, 6.000%,
                      dated 1/1/1995, due 8/1/2001.....................................          212,500
     100,000         Orange County, California Local Transportation Authority, 5.750%,
                      dated 9/1/1996, due 2/15/2005....................................          106,625
     200,000         Orange County Airport, 5.500%, dated 4/2/1997, due 7/1/2002.......          210,000
                                                                                               ---------
                                                                                                 782,207
                                                                                               ---------
                     Total Long-Term Municipal Debts (cost $5,643,511).................        5,696,018
                                                                                               ---------

28

                 Kayne Anderson Intermediate Tax-Free Bond Fund

PORTFOLIO OF INVESTMENTS at December 31, 1997, Continued
--------------------------------------------------------------------------------------------------------
Principal Amount     VARIABLE RATE MUNICIPAL DEBT: 3.0%                                     Market Value
--------------------------------------------------------------------------------------------------------
    $ 40,000         California State, 3.90%*, dated 11/21/1994, due 8/1/2019..........      $    40,000
      40,000         New York, New York, 4.00%*, dated 10/14/1993,
                      due 9/30/2023....................................................           40,000
     100,000         Puerto Rico Telephone Authority, 3.660%*, due 1/16/2015...........          100,000
                                                                                             -----------

                     Total Variable Rate Municipal Debt (cost $179,979)................          180,000
                                                                                             -----------

                     Total Investments in Securities (cost $5,823,490+): 97.7%.........        5,876,018
                     Other Assets less Liabilities: 2.3%...............................          139,185
                                                                                             -----------
                     Net Assets: 100.0% ...............................................      $ 6,015,203
                                                                                             ===========

+Cost for Federal income tax purposes is the same.

           Net unrealized appreciation consists of:
                     Gross unrealized appreciation.....................................      $    52,987
                     Gross unrealized depreciation.....................................             (459)
                                                                                             -----------
                           Net unrealized appreciation.................................      $    52,528
                                                                                             ===========

*Variable-rate securities are subject to a demand feature which reduces the remaining maturity. The stated rate is the rate in effect on December 31, 1997.

See accompanying Notes to Financial Statements.

                          Kayne Anderson Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Rising        Small-Mid Cap
                                                                                                   Dividends     Rising Dividends
                                                                                                     Fund             Fund
                                                                                                  -------------------------------
ASSETS
      Investments in securities, at market value (cost $25,178,750, $6,067,704, $6,196,298,
        $5,906,154 and $5,823,490, respectively) ............................................     $37,051,261      $ 6,426,125
      Cash ..................................................................................       1,261,624          139,076
      Receivables:
            Investment securities sold ......................................................            --             64,805
            Dividends and interest ..........................................................          40,855           13,080
      Prepaid expenses ......................................................................          15,104           15,348
      Due from investment advisor ...........................................................            --              1,531
      Deferred organization expenses ........................................................          15,458           16,203
                                                                                                  -----------      -----------
                  Total assets ..............................................................      38,384,302        6,676,168
                                                                                                  -----------      -----------

LIABILITIES
      Payables:
            Investment securities purchased .................................................            --            120,306
            Distributions to shareholders ...................................................       3,018,659           45,819
      Due to investment advisor .............................................................            --               --
      Other accrued expenses ................................................................          83,119           16,092
                                                                                                  -----------      -----------
                  Total liabilities .........................................................       3,101,778          182,217
                                                                                                  -----------      -----------

NET ASSETS ..................................................................................     $35,282,524      $ 6,493,951
                                                                                                  ===========      ===========

      Number of shares issued and outstanding (unlimited shares authorized without par value)       2,041,842          494,800

      Net asset value, offering and redemption price per share ..............................     $     17.28      $     13.12
                                                                                                  ===========      ===========

COMPOSITION OF NET ASSETS
      Paid-in capital .......................................................................     $21,011,199      $ 6,135,310
      Undistributed net investment income ...................................................             -0-              220
      Undistributed (accumulated) net realized gain (loss) on investments ...................       2,398,814              -0-
      Net unrealized appreciation of investments ............................................      11,872,511          358,421
                                                                                                  -----------      -----------
                  Net assets ................................................................     $35,282,524      $ 6,493,951
                                                                                                  ===========      ===========

30

                                                                                                  ------------------------------
                                                                                                   International    Intermediate
                                                                                                  Rising Dividends  Total Return
                                                                                                       Fund          Bond Fund
                                                                                                  ------------------------------
ASSETS
      Investments in securities, at market value (cost $25,178,750, $6,067,704, $6,196,298,
        $5,906,154 and $5,823,490, respectively) ............................................       $ 6,612,436     $ 5,975,501
      Cash ..................................................................................           274,371         214,786
      Receivables:
            Investment securities sold ......................................................           303,830            --
            Dividends and interest ..........................................................            13,343          89,934
      Prepaid expenses ......................................................................            15,482          18,102
      Due from investment advisor ...........................................................              --              --
      Deferred organization expenses ........................................................            16,203          16,202
                                                                                                    -----------     -----------
                  Total assets ..............................................................         7,235,665       6,314,525
                                                                                                    -----------     -----------
LIABILITIES
      Payables:
            Investment securities purchased .................................................           155,688            --
            Distributions to shareholders ...................................................            50,715          33,777
      Due to investment advisor .............................................................               163           2,812
      Other accrued expenses ................................................................            16,803          17,147
                                                                                                    -----------     -----------
                  Total liabilities .........................................................           223,369          53,736
                                                                                                    -----------     -----------

NET ASSETS ..................................................................................       $ 7,012,296     $ 6,260,789
                                                                                                    ===========     ===========

      Number of shares issued and outstanding (unlimited shares authorized without par value)           556,084         582,362

      Net asset value, offering and redemption price per share ..............................       $     12.61     $     10.75
                                                                                                    ===========     ===========

COMPOSITION OF NET ASSETS
      Paid-in capital .......................................................................       $ 6,596,158     $ 6,195,402
      Undistributed net investment income ...................................................               -0-             -0-
      Undistributed (accumulated) net realized gain (loss) on investments ...................               -0-          (3,960)
      Net unrealized appreciation of investments ............................................           416,138          69,347
                                                                                                    -----------     -----------
                  Net assets ................................................................       $ 7,012,296     $ 6,260,789
                                                                                                    ===========     ===========

                                                                                                  ------------
                                                                                                  Intermediate
                                                                                                   Tax-Free
                                                                                                   Bond Fund
                                                                                                  ------------
ASSETS
      Investments in securities, at market value (cost $25,178,750, $6,067,704, $6,196,298,
        $5,906,154 and $5,823,490, respectively) ............................................     $ 5,876,018
      Cash ..................................................................................           8,709
      Receivables:
            Investment securities sold ......................................................            --
            Dividends and interest ..........................................................         126,338
      Prepaid expenses ......................................................................          18,155
      Due from investment advisor ...........................................................           8,490
      Deferred organization expenses ........................................................          16,202
                                                                                                  -----------
                  Total assets ..............................................................       6,053,912
                                                                                                  -----------

LIABILITIES
      Payables:
            Investment securities purchased .................................................            --
            Distributions to shareholders ...................................................          23,040
      Due to investment advisor .............................................................            --
      Other accrued expenses ................................................................          15,669
                                                                                                  -----------
                  Total liabilities .........................................................          38,709
                                                                                                  -----------

NET ASSETS ..................................................................................     $ 6,015,203
                                                                                                  ===========

      Number of shares issued and outstanding (unlimited shares authorized without par value)         560,136

      Net asset value, offering and redemption price per share ..............................     $     10.74
                                                                                                  ===========

COMPOSITION OF NET ASSETS
      Paid-in capital .......................................................................     $ 5,964,128
      Undistributed net investment income ...................................................             -0-
      Undistributed (accumulated) net realized gain (loss) on investments ...................          (1,453)
      Net unrealized appreciation of investments ............................................          52,528
                                                                                                  -----------
                  Net assets ................................................................     $ 6,015,203
                                                                                                  ===========

See accompanying Notes to Financial Statements.

                          Kayne Anderson Mutual Funds

STATEMENTS OF OPERATIONS - For the Year Ended December 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
                                                                                   Rising       Small-Mid Cap   International
                                                                                  Dividends   Rising Dividends Rising Dividends
                                                                                    Fund            Fund             Fund
                                                                                 ----------------------------------------------
INVESTMENT INCOME:
      Income:
            Dividends ......................................................     $  573,190      $   56,993       $   67,498
            Interest .......................................................         53,161          12,992           14,941
                                                                                 ----------      ----------       ----------
                  Total income .............................................        626,351          69,985           82,439
                                                                                 ----------      ----------       ----------

      Expenses:
            Investment advisory fees .......................................        271,652          34,033           39,034
            Custodian fees .................................................         11,399           5,301            3,526
            Administration fees ............................................         19,943          17,980           17,980
            Fund accounting fees ...........................................         31,307          31,568           39,296
            Transfer agent fees ............................................         17,416          16,662           16,662
            Legal fees .....................................................         10,010             739              739
            Insurance ......................................................          1,296             169              179
            Audit fees .....................................................         17,599           4,008            4,008
            Miscellaneous expenses .........................................         14,436           1,895            1,895
            Reports to shareholders ........................................          3,000           1,083            1,083
            Registration fees ..............................................         19,285           8,392            8,392
            Trustees' fees .................................................          3,000           3,513            3,513
            Amortization of deferred organization expenses .................          7,672           4,216            4,216
                                                                                 ----------      ----------       ----------
                  Total expenses ...........................................        428,015         129,559          140,523
                  Less: Expenses reimbursed/waived .........................           --           (77,861)         (83,125)
                        Indirectly paid expenses ...........................           --              --               --
                                                                                 ----------      ----------       ----------
                  Net expenses .............................................        428,015          51,698           57,398
                                                                                 ----------      ----------       ----------
                        Net investment income ..............................        198,336          18,287           25,041
                                                                                 ----------      ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain (loss) on investments ..............................      5,093,470         237,764           20,183
      Net change in unrealized appreciation of investments .................      4,378,552         336,930          397,529
                                                                                 ----------      ----------       ----------
                  Net gain on investments ..................................      9,472,022         574,694          417,712
                                                                                 ----------      ----------       ----------
                        Net Increase in Net Assets Resulting from Operations     $9,670,358      $  592,981       $  442,753
                                                                                 ==========      ==========       ==========

32

                                                                                 ----------------------------
                                                                                 Intermediate    Intermediate
                                                                                 Total Return      Tax-Free
                                                                                   Bond Fund       Bond Fund
                                                                                 ----------------------------
INVESTMENT INCOME:
      Income:
            Dividends ......................................................      $       --      $       --
            Interest .......................................................         343,994         228,548
                                                                                  ----------      ----------
                  Total income .............................................         343,994         228,548
                                                                                  ----------      ----------

      Expenses:
            Investment advisory fees .......................................          27,332          27,588
            Custodian fees .................................................           4,799           2,538
            Administration fees ............................................          17,718          17,718
            Fund accounting fees ...........................................          30,541          35,559
            Transfer agent fees ............................................          16,662          18,062
            Legal fees .....................................................             968             968
            Insurance ......................................................             322             324
            Audit fees .....................................................           4,009           4,009
            Miscellaneous expenses .........................................           2,100           1,894
            Reports to shareholders ........................................           1,017           1,017
            Registration fees ..............................................           8,392           8,392
            Trustees' fees .................................................           3,863           3,863
            Amortization of deferred organization expenses .................           4,216           4,216
                                                                                  ----------      ----------
                  Total expenses ...........................................         121,939         126,148
                  Less: Expenses reimbursed/waived .........................         (70,713)        (40,123)
                        Indirectly paid expenses ...........................            --           (34,315)
                                                                                  ----------      ----------
                  Net expenses .............................................          51,226          51,710
                                                                                  ----------      ----------
                        Net investment income ..............................         292,768         176,838
                                                                                  ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain (loss) on investments ..............................          (5,750)         (1,453)
      Net change in unrealized appreciation of investments .................         102,483          58,234
                                                                                  ----------      ----------
                  Net gain on investments ..................................          96,733          56,781
                                                                                  ----------      ----------
                        Net Increase in Net Assets Resulting from Operations      $  389,501      $  233,619
                                                                                  ==========      ==========

See accompanying Notes to Financial Statements.

                          Kayne Anderson Mutual Funds

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Rising                       Small-Mid Cap
                                                                                Dividends                   Rising Dividends
                                                                                  Fund                            Fund
                                                                      ------------------------------------------------------------
                                                                          Year            Year            Year          10/18/96*
INCREASE IN NET ASSETS FROM:                                              Ended           Ended           Ended            to
                                                                        12/31/97        12/31/96        12/31/97        12/31/96
                                                                      ------------------------------------------------------------
OPERATIONS

Net investment income .............................................   $    198,336    $    140,942    $     18,287    $      1,406
Net realized gain (loss) on investments sold ......................      5,093,470       1,246,299         237,764            --
Net change in unrealized appreciation (depreciation) of investments      4,378,552       2,813,912         336,930          21,491
                                                                      ------------    ------------    ------------    ------------
      Net increase in net assets resulting from operations ........      9,670,358       4,201,153         592,981          22,897
                                                                      ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income .............................................       (222,979)       (131,956)        (23,419)         (1,102
Net realized gain on investments ..................................     (2,795,680)     (1,145,275)        (22,399)           --
                                                                      ------------    ------------    ------------    ------------
      Total distributions to shareholders .........................     (3,018,659)     (1,277,231)        (45,818)         (1,102
                                                                      ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .........................................     11,725,624       4,811,059       8,244,623         759,908
Net asset value of shares issued on reinvestment of distributions .           --         1,266,895            --             1,078
Cost of shares redeemed ...........................................     (9,212,376)     (3,497,629)     (3,105,616)           --
                                                                      ------------    ------------    ------------    ------------

      Net increase from capital share transactions ................      2,513,248       2,580,325       5,139,007         760,986
                                                                      ------------    ------------    ------------    ------------

      Total increase in net assets ................................      9,164,947       5,504,247       5,686,170         782,781

NET ASSETS

Beginning of period ...............................................     26,117,577      20,613,330         807,781          25,000
                                                                      ------------    ------------    ------------    ------------
End of period .....................................................   $ 35,282,524    $ 26,117,577    $  6,493,951    $    807,781
                                                                      ============    ============    ============    ============

CHANGE IN SHARES
Shares sold .......................................................        752,018         349,950         656,347          70,592

Shares issued in reinvestment of distributions ....................           --            86,655            --                98
Shares redeemed ...................................................       (534,351)       (245,124)       (234,584)           --
                                                                      ------------    ------------    ------------    ------------
      Net increase ................................................        217,667         191,481         421,763          70,690
                                                                      ============    ============    ============    ============

34

                                                                      -------------------------------------------------------------
                                                                              International                   Intermediate
                                                                            Rising Dividends                  Total Return
                                                                                  Fund                          Bond Fund
                                                                      -------------------------------------------------------------
                                                                          Year          10/18/96*         Year          10/28/96*
INCREASE IN NET ASSETS FROM:                                              Ended            to             Ended            to
                                                                        12/31/97        12/31/96        12/31/97        12/31/96
                                                                      -------------------------------------------------------------
OPERATIONS

Net investment income .............................................   $     25,041    $      1,366    $    292,768    $     41,630
Net realized gain (loss) on investments sold ......................         20,183            --            (5,750)           --
Net change in unrealized appreciation (depreciation) of investments        397,529          18,609         102,483         (33,135)
                                                                      ------------    ------------    ------------    ------------
      Net increase in net assets resulting from operations ........        442,753          19,975         389,501           8,495
                                                                      ------------    ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income .............................................        (30,206)         (1,249)       (298,892)        (38,764)
Net realized gain on investments ..................................        (20,183)           --              --              --
                                                                      ------------    ------------    ------------    ------------
      Total distributions to shareholders .........................        (50,389)         (1,249)       (298,892)        (38,764)
                                                                      ------------    ------------    ------------    ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .........................................      6,170,378       1,009,948         933,235       5,000,000
Net asset value of shares issued on reinvestment of distributions .            396           1,155         261,111          38,764
Cost of shares redeemed ...........................................       (605,671)           --           (57,661)           --
                                                                      ------------    ------------    ------------    ------------

      Net increase from capital share transactions ................      5,565,103       1,011,103       1,136,685       5,038,764
                                                                      ------------    ------------    ------------    ------------

      Total increase in net assets ................................      5,957,467       1,029,829       1,227,294       5,008,495

NET ASSETS

Beginning of period ...............................................      1,054,829          25,000       5,033,495          25,000
                                                                      ------------    ------------    ------------    ------------
End of period .....................................................   $  7,012,296    $  1,054,829    $  6,260,789    $  5,033,495
                                                                      ============    ============    ============    ============

CHANGE IN SHARES
Shares sold .......................................................        507,753          94,185          87,412         469,484

Shares issued in reinvestment of distributions ....................             28             115          24,683           3,636
Shares redeemed ...................................................        (48,344)           --            (5,200)           --
                                                                      ------------    ------------    ------------    ------------
      Net increase ................................................        459,437          94,300         106,895         473,120
                                                                      ============    ============    ============    ============

                                                                      ----------------------------
                                                                              Intermediate
                                                                                Tax-Free
                                                                                Bond Fund
                                                                      ----------------------------
                                                                          Year          10/28/96*
INCREASE IN NET ASSETS FROM:                                              Ended            to
                                                                        12/31/97        12/31/96
                                                                      ----------------------------
OPERATIONS

Net investment income .............................................   $    176,838    $      5,308
Net realized gain (loss) on investments sold ......................         (1,453)           --
Net change in unrealized appreciation (depreciation) of investments         58,234          (5,706)
                                                                      ------------    ------------
      Net increase in net assets resulting from operations ........        233,619            (398)
                                                                      ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income .............................................       (181,326)         (5,868)
Net realized gain on investments ..................................           --              --
                                                                      ------------    ------------
      Total distributions to shareholders .........................       (181,326)         (5,868)
                                                                      ------------    ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .........................................        787,429       5,104,514
Net asset value of shares issued on reinvestment of distributions .        157,563           1,192
Cost of shares redeemed ...........................................       (106,522)           --
                                                                      ------------    ------------

      Net increase from capital share transactions ................        838,470       5,105,706
                                                                      ------------    ------------

      Total increase in net assets ................................        890,763       5,099,440

NET ASSETS

Beginning of period ...............................................      5,124,440          25,000
                                                                      ------------    ------------
End of period .....................................................   $  6,015,203    $  5,124,440
                                                                      ============    ============

CHANGE IN SHARES
Shares sold .......................................................         73,658
                                                                                           479,298
Shares issued in reinvestment of distributions ....................         14,770             112
Shares redeemed ...................................................        (10,049)           --
                                                                      ------------    ------------
      Net increase ................................................         78,379         479,410
                                                                      ============    ============

*Commencement of operations.

See accompanying Notes to Financial Statements.

                          Kayne Anderson Mutual Funds

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------
                                                                                     Rising
                                                                                    Dividends
                                                                                      Fund
                                                                 -------------------------------------------------
                                                                     Year             Year            5/1/95*
                                                                     Ended            Ended             to
                                                                   12/31/97         12/31/96         12/31/95
                                                                 -------------------------------------------------

Net asset value, beginning of period .........................   $      14.32     $      12.63     $      10.65
                                                                 ------------     ------------     ------------
Income from investment operations:
      Net investment income ..................................           0.10             0.08             0.07
      Net realized and unrealized gain (loss) on investments .           4.34             2.35             2.13
                                                                 ------------     ------------     ------------
Total income from investment operations ......................           4.44             2.43             2.20
                                                                 ------------     ------------     ------------

Less distributions:
      Dividends from net investment income ...................          (0.11)           (0.08)           (0.07)
      Distributions from net capital gains ...................          (1.37)           (0.66)           (0.15)
                                                                 ------------     ------------     ------------
Total distributions ..........................................          (1.48)           (0.74)           (0.22)
                                                                 ------------     ------------     ------------

Net asset value, end of period ...............................   $      17.28     $      14.32     $      12.63
                                                                 ============     ============     ============

Total return .................................................          30.99%           19.09%           20.65%**

Net assets, end of period (in 000's) .........................   $     35,283     $     26,118     $     20,613

Ratio of expenses to average net assets:
      Before expense reimbursement ...........................           --               --               --
      After expense reimbursement ............................           1.18%            1.37%            1.31%+
      After expense reimbursement and expenses paid indirectly           --               --               --

Ratio of net investment income to average net assets:
      (net of expense reimbursement, if applicable) ..........           0.55%            0.59%            0.94%+

Portfolio turnover rate ......................................             51%              23%              28%

Average commission paid per share*** .........................   $      .0600     $      .0600             --

36

                                                                 ---------------------------------------------------------------
                                                                         Small-Mid Cap                  International
                                                                       Rising Dividends                Rising Dividends
                                                                             Fund                            Fund
                                                                 ---------------------------------------------------------------
                                                                     Year          10/18/96*         Year          10/18/96*
                                                                     Ended            to             Ended            to
                                                                   12/31/97        12/31/96        12/31/97        12/31/96
                                                                 ---------------------------------------------------------------

Net asset value, beginning of period .........................   $      11.06    $      10.65    $      10.91    $      10.65
                                                                 ------------    ------------    ------------    ------------
Income from investment operations:
      Net investment income ..................................           0.02            0.02            0.04            0.01
      Net realized and unrealized gain (loss) on investments .           2.14            0.41            1.75            0.26
                                                                 ------------    ------------    ------------    ------------
Total income from investment operations ......................           2.16            0.43            1.79            0.27
                                                                 ------------    ------------    ------------    ------------

Less distributions:
      Dividends from net investment income ...................          (0.05)          (0.02)          (0.05)          (0.01)
      Distributions from net capital gains ...................          (0.05)           0.00           (0.04)           0.00
                                                                 ------------    ------------    ------------    ------------
Total distributions ..........................................          (0.10)          (0.02)          (0.09)          (0.01)
                                                                 ------------    ------------    ------------    ------------

Net asset value, end of period ...............................   $      13.12    $      11.06    $      12.61    $      10.91
                                                                 ============    ============    ============    ============

Total return .................................................          19.46%           4.00%**        16.42%           2.56%**

Net assets, end of period (in 000's) .........................   $      6,494    $        808    $      7,012    $      1,055

Ratio of expenses to average net assets:
      Before expense reimbursement ...........................           3.22%          18.91%+          3.41%          15.74%+
      After expense reimbursement ............................           1.30%           1.30%+          1.40%           1.40%+
      After expense reimbursement and expenses paid indirectly           --              --              --              --

Ratio of net investment income to average net assets:
      (net of expense reimbursement, if applicable) ..........           0.45%           1.58%+          0.61%           1.14%+

Portfolio turnover rate ......................................             47%              0%             29%              0%

Average commission paid per share*** .........................   $      .0637    $      .0955    $      .0666    $      .0936

                                                                 --------------------------------------------------------
                                                                         Intermediate                  Intermediate
                                                                         Total Return                    Tax-Free
                                                                           Bond Fund                     Bond Fund
                                                                 --------------------------------------------------------
                                                                     Year        10/28/96*         Year        10/28/96*
                                                                     Ended          to             Ended          to
                                                                   12/31/97      12/31/96        12/31/97      12/31/96
                                                                 --------------------------------------------------------

Net asset value, beginning of period .........................   $      10.59  $      10.65    $      10.64  $      10.65
                                                                 ------------  ------------    ------------  ------------
Income from investment operations:
      Net investment income ..................................           0.56          0.09            0.34          0.01
      Net realized and unrealized gain (loss) on investments .           0.18         (0.07)           0.11         (0.01)
                                                                 ------------  ------------    ------------  ------------
Total income from investment operations ......................           0.74          0.02            0.45          0.00
                                                                 ------------  ------------    ------------  ------------

Less distributions:
      Dividends from net investment income ...................          (0.58)        (0.08)          (0.35)        (0.01)
      Distributions from net capital gains ...................           0.00          0.00            0.00          0.00
                                                                 ------------  ------------    ------------  ------------
Total distributions ..........................................          (0.58)        (0.08)          (0.35)        (0.01)
                                                                 ------------  ------------    ------------  ------------

Net asset value, end of period ...............................   $      10.75  $      10.59    $      10.74  $      10.64
                                                                 ============  ============    ============  ============

Total return .................................................           7.19%         0.20%**         4.26%         0.02%**

Net assets, end of period (in 000's) .........................   $      6,261  $      5,033    $      6,015  $      5,124

Ratio of expenses to average net assets:
      Before expense reimbursement ...........................           2.23%         2.10%+          2.29%         2.08%+
      After expense reimbursement ............................           0.95%         0.95%+          1.56%         1.81%+
      After expense reimbursement and expenses paid indirectly           --            --              0.95%         0.95%+

Ratio of net investment income to average net assets:
      (net of expense reimbursement, if applicable) ..........           5.35%         4.72%+          2.58%         0.60%+

Portfolio turnover rate ......................................             27%            0%             40%            0%

Average commission paid per share*** .........................           --            --              --            --

*Commencement of operations.
**Not annualized.
***A fund is required to disclose its average commission rate paid per share for security trades on which commissions are charged. This amount may vary from fund to fund depending on the mix of trades executed in various markets where trading practices and commission structures may differ. This rule took effect on September 30, 1996 and is not required for periods ending prior to that date.
+Annualized.

See accompanying Notes to Financial Statements.

                          Kayne Anderson Mutual Funds

NOTES TO FINANCIAL STATEMENTS at December 31, 1997
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

      Kayne Anderson Mutual Funds (the "Trust") was organized as a business trust in Delaware on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of five seperate diversified series: Rising Dividends Fund, Small-Mid Cap Rising Dividends Fund, International Rising Dividends Fund, Intermediate Total Return Bond Fund, and Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

      Between  May  29,  1996  and  the  respective  dates  of  commencement  of operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small-Mid Cap Rising Dividends Fund, the International Rising Dividends Fund, the Intermediate Total Return Bond Fund, and the Intermediate Tax-Free Bond Fund to Kayne Anderson Investment Management, LLC, the Funds' investment advisor, for $25,000, respectively. On October 4, 1996 the shareholders of the Kayne Anderson Rising Dividends Fund (the "Predecessor Fund"), a series of shares of Professionally Managed Portfolios, entered into a tax-free reorganization pursuant to which they agreed to exchange their Predecessor Fund shares for shares of the Rising Dividends Fund series of the Trust, which had no operations prior to the reorganization. The Predecessor Fund is deemed to be the accounting survivor and accordingly the statement of changes in net assets and the financial highlights include the operations of the Predecessor Fund for periods prior to the reorganization.

      The Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies of all sizes.

      The Small-Mid Cap Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies, which the Fund currently considers to be companies having total market capitalizations of not more than $3 billion.

      The International Rising Dividends Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the U.S. generally having total market capitalizations of $1 billion or more.

      The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

      The Intermediate Tax-Free Bond Fund seeks current income exempt from Federal income tax consistent with preservation of capital. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

      There can be no assurances that the Funds will be able to achieve their investment objectives. The value of Fund shares fluctuates daily and may be worth more or less than their purchase price when redeemed.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.
38

                          Kayne Anderson Mutual Funds

--------------------------------------------------------------------------------
      A. Security Valuation: The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued at an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

      B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. At December 31, 1997 the Intermediate Total Return Bond Fund and the Intermediate Tax-Free Bond Fund had capital loss carryforwards available for Federal income tax purposes of $3,960 and $1,083, respectively, which expire in 2005.

      C. Security Transactions, Dividends and Distributions: As is common in the industry, security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Deferred Organization Expenses: All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years.

      E. Accounting Estimates: In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions with respect to expenses that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of expenses during the period. Actual results could differ from those estimates.

      F. Expenses Paid Indirectly: The Intermediate Tax-Free Bond Fund's custodian, fund accounting and transfer agency fees for the period January 1, 1997 to December 31, 1997 were reduced by $34,315 as a result of earning credits from overnight cash balances with its custodian bank.

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      For the year ended December 31, 1997, Kayne Anderson Investment Management, LLC (the "Advisor") provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. The Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the
Funds:

      Rising Dividends Fund..........................................      0.75%
      Small-Mid Cap Rising Dividends Fund ...........................      0.85%
      International Rising Dividends Fund............................      0.95%
      Intermediate Total Return Bond Fund............................      0.50%
      Intermediate Tax-Free Bond Fund................................      0.50%

                          Kayne Anderson Mutual Funds

--------------------------------------------------------------------------------
      Although not required to do so, the Advisor has agreed to waive or reimburse the expenses of each Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed the following levels. Overall operating expenses for each Fund will not fall below the applicable percentage limitation until the Investment Advisor has been fully reimbursed for fees foregone and expenses paid by the Advisor under this agreement:

      Rising Dividends Fund..........................................      1.20%
      Small-Mid Cap Rising Dividends Fund ...........................      1.30%
      International Rising Dividends Fund............................      1.40%
      Intermediate Total Return Bond Fund............................      0.95%
      Intermediate Tax-Free Bond Fund................................      0.95%

      Pursuant to these expense limitation provisions, the Advisor reimbursed the Small-Mid Cap Rising Dividends Fund $77,861, the International Rising Dividends Fund $83,125, the Intermediate Total Return Bond Fund $70,713, and the Intermediate Tax-Free Bond Fund $40,123 during the year ended December 31, 1997.

      The Funds executed certain investment security transactions through KA Associates, an affiliate of the Funds' Advisor. Commissions paid by the Funds to this affiliate during the year ended December 31, 1997 were as follows:

      International Rising Dividends Fund............................     $9,627
      Small-Mid Cap Rising Dividends Fund............................     $8,439

      Investment Company Administration Corporation (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, each Fund has agreed to pay the Administrator an annual fee equal to 0.075% of the first $40 million of its average daily net assets, 0.05% of the next $40 million, 0.025% of the next $40 million, and 0.01% thereafter, subject to a minimum annual fee of $30,000 per Fund.

      First Fund Distributor, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

      Certain officers and Trustees of the Fund are also officers and/or directors of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

      For the year ended December 31, 1997, the cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities were as follows:
40

                          Kayne Anderson Mutual Funds

--------------------------------------------------------------------------------
      Fund                                        Purchases           Sales
                                                  ---------           -----
      Rising Dividends Fund                      $19,529,312       $17,763,312
      Small-Mid Cap Rising Dividends Fund        $ 7,042,181       $ 1,761,082
      International Rising Dividends Fund        $ 6,491,054       $ 1,078,822
      Intermediate Total Return Bond Fund        $ 2,284,876       $    51,171
      Intermediate  Tax-Free Bond Fund           $ 5,497,399       $ 2,000,962

      The Intermediate Total Return Bond Fund purchased $510,039, and sold $1,321,383, respectively, of U.S. Government securities. There were no purchases or sales of U.S. Government securities by Rising Dividends Fund, Small-Mid Cap Rising Dividends Fund, International Rising Dividends Fund, and Intermediate Tax-Free Bond Fund.

      During the year ended December 31, 1997, the Small-Mid Cap Rising Dividends Fund realized gains in the amount of $215,365 from the "in-kind" distribution of appreciated securities to a redeeming shareholder.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Kayne Anderson Mutual Funds
Los Angeles, California

We have audited the accompanying statement of assets and liabilities of Kayne Anderson Mutual Funds (comprising, respectively, the Rising Dividends Fund, the Small-Mid Cap Rising Dividends Fund, the International Rising Dividends Fund, the Intermediate Total Return Bond Fund, and the Intermediate Tax-Free Bond
Fund), including the portfolio of investments, as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended December 31, 1996 and 1995 were audited by other auditors whose report dated February 4, 1997 expressed an unqualified opinion on the statements of changes in net assets and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Kayne Anderson Mutual Funds as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                                BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
January 27, 1998

                      [This page intentionally left blank.]

                                     Advisor
                    Kayne Anderson Investment Management, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (310) 556-2721

                                        o

                                   Distributor
                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                        o

                          Custodian and Transfer Agent
                         Investors Bank & Trust Company
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                        o

                                    Auditors
                        Briggs, Bunting & Dougherty, LLP
                          Two Logan Square, Suite 2121
                        Philadelphia, Pennsylvania 19103

                                        o

                                  Legal Counsel
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.


                                 Kayne Anderson
                                   Mutual Funds


                                  Annual Report

                                December 31, 1997